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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2002

                        BioMarin Pharmaceutical Inc.
          (Exact name of registrant as specified in its charter)


        Delaware                        000-26727                 68-0397820
(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                Not Applicable
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            (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On August 1, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced its financial results for the quarter ended June 30, 2002 in a press release, dated August 1, 2002. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.


Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated August 1, 2002 related to the announcement of second quarter 2002 financial results.





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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     BioMarin Pharmaceutical Inc.,
                     a Delaware corporation


Date: August 1, 2002                By: /s/ Fredric D. Price
                                        --------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                               EXHIBIT INDEX

Exhibit No.                Description
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Exhibit 99.1       Press Release of the Registrant dated August 1, 2002 related to the announcement of second quarter 2002 financial results.